MANAGERS BOND FUND
MANAGERS GLOBAL BOND FUND
Semi-Annual Report
June 30, 1997 (unaudited)

TABLE OF CONTENTS
                                            Begins
                                           on Page
                                          ----------
PRESIDENT'S MESSAGE                             1
THE MANAGERS FUNDS PERFORMANCE                  3
 Complete performance table for all of The Managers Funds
 as of June 30, 1997
SCHEDULES OF PORTFOLIO INVESTMENTS              4
 Detailed portfolio listings by security type and industry
sector,
 as valued at June 30, 1997
STATEMENTS OF ASSETS AND LIABILITIES            9
 Fund balance sheets, Net Asset Value (NAV) per share
computation
 and cumulative undistributed amounts
STATEMENTS OF OPERATIONS                       10
 Detail of sources of income, fund expenses, and realized
and unrealized
 gains (losses) during the period
STATEMENTS OF CHANGES IN NET ASSETS            11
 Detail of changes in fund assets and distributions to
shareholders for the
 past two periods
FINANCIAL HIGHLIGHTS                           12
 Historical net asset values, distributions, total returns,
expense ratios,
 turnover ratios and net assets
NOTES TO FINANCIAL STATEMENTS                  14
 Accounting and distribution policies, details of agreements and transactions with fund management and description of certain investment risks


Investments in The Managers Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank.
Shares of the funds are not federally insured by the Federal
Deposit Insurance Corp., the Federal Reserve Board, or any governmental agency.


PRESIDENT'S MESSAGE
DEAR FELLOW SHAREHOLDER:
 Despite a brief pause in late March and early April, the financial markets charged to record levels in the first half of 1997. The primary driver continues to be strong economic growth without evidence of inflation. Domestic stocks turned in an extremely strong performance, with most of the broad domestic stock indices hitting all time highs during the second quarter. European stocks were strong for the six months while Far Eastern bourses were mixed. Foreign bonds turned in mildly positive results although the U.S. Dollar rose against most foreign currencies with the notable exception of the Yen, which rebounded sharply in May.
 The economy accelerated in the first quarter, with Gross Domestic Product rising at a revised annualized rate of 4.9%, then cooled to a 2.2% annual rate in the second quarter as consumer spending slowed down. The key concern during such relative healthy growth continues to be inflationary pressures, however, they have yet to make any real impact. The Consumer Price Index, which measures retail prices, rose only slightly (0.69%) for the first six months of the year, while the Producer Price Index, which measures wholesale prices, dropped for six consecutive months for the first time ever. Capacity utilization is at an historically high 83.7%, and unemployment is at an historically low 4.8%, which would reasonably suggest that both producers and labor could afford to raise prices. However, business leaders have been reluctant to raise prices for fear of losing market share, and they are not likely to increase prices until their true capacity is stretched. Labor rates have risen only slightly, probably because the labor force is expanding as many workers which had long given up on working are now re-entering the workforce. The proven willingness of businesses to slash jobs has also made labor groups reluctant to demand higher fees. Most jobs are requiring more skill, and increases in labor costs going forward are likely to come as much from training expenses, as from wage increases. For now, however, inflation is dormant.
                              1


 Domestic bonds offered more stability than stocks during the first quarter, but no meaningful returns as bond yields rose across all maturities and the first quarter culminated with the Federal Reserve Board raising the discount rate by 25 basis points (0.25%). The healthy economic environment served the domestic bond markets well during the second quarter. The Fed's decision to hold rates steady, along with the afore-mentioned lack of inflationary evidence, gave investors confidence that interest rates were appropriately positioned. Rates dropped moderately across all maturity ranges, and corporate bond and mortgage spreads continued to tighten slightly toward Treasury yields during the second quarter. The Lehman Brothers Government/Corporate Index returned 2.7% for the first half of 1997.
 Foreign bond returns were meager during the first quarter, impaired by the rising U.S. Dollar. With the exception of Japanese bonds, foreign bonds performed well in their local currencies although the strength of the U.S. Dollar had a negative effect for U.S. investors. Japanese bonds, which were relatively strong per-formers in the first quarter, were flat for the second quarter, but the 8% rise in the Yen made them the best performing market in U.S. Dollar terms. The Salomon Brothers World Government Bond Index returned -1.2%, in U.S. Dollars, for the six months.
 Looking forward, we urge you to remember that the strength of the financial markets has been the result of a near perfect economic environment. We continue to believe that diversification into several asset classes is prudent, and that it is particularly important to evaluate and rebalance investment portfolios based on future prospects rather than relying on past performance.
 We at THE MANAGERS FUNDS continue to believe that active port-folio management by experienced investment professionals with the resources to research and evaluate individual issues is the best strategy in the long run.
 As always, should you have any questions on this report, please feel free to contact us or your financial advisor.
 We thank you for your continued investment in The Managers
Funds.

Sincerely,
/s/Robert P. Watson
Robert P. Watson
President
                              2


THE MANAGERS FUNDS PERFORMANCE (UNAUDITED)
All periods ending June 30, 1997
                    Average Annual Total Returns*
----------------------------------------------------------------------
-
                                        Since   Inception
Morningstar
               6 Months   1 Year  3 Years  5 Years  10 Years
Inception  Date        Rating**
               ------------  --------  ---------- ----------
----------- ------------ ----------  ------------
Equity Funds:
Income Equity 15.06%27.21%23.00%17.10%12.22%15.23%Oct. '84
****
Capital Appreciation Fund5.09%11.97%18.28%15.22%12.79%15.28%
Jun. '84         ***
Special Equity Fund9.93%16.25%24.57%20.27%15.84%16.63%Jun.
'84             ****
International Equity Fund12.79%19.38%14.70%15.64%10.47%1
4.83%       Dec. '85 ****

Income Funds:
Short Government Fund2.34%5.55%5.62%2.86%    -5.18%Oct. '87
**
Short & Intermediate
Bond Fund      2.35%6.22%6.41%5.31%7.19% 8.42%Jun. '84****
Intermediate Mortgage Fund3.09%7.78%6.41%2.23%6.68%7.09%
May '86            *
Bond Fund      3.96%13.31%12.26%9.15%9.88%11.24%Jun. '84
*****
Global Bond Fund-1.64%4.31%6.27%  -    - 5.75%Mar. '94 *
Money Market Fund2.61%5.35%5.11%4.11%5.45%5.89%Jun. '84NA

Past performance is no guarantee of future results.
Investment returns and share price will fluctuate. The redemption price of a mutual fund may be more or less than the purchase price. For additional or more recent information, or for a current prospectus for any Fund(s), please call The Managers Funds at (800) 835-3879, or your investment adviser.

*Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized.

**Morningstar proprietary ratings reflect risk-adjusted performance through 6/30/97 and are subject to change every month. The ratings are by asset class and are calculated from the funds' three-, five- and ten-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day T-bill returns. For the three-, five- and ten-year periods, respectively, each of the Equity Funds other than the International Equity Fund was rated against 2,016, 1,153 and 637 equity funds, the International Equity Fund was rated against 535, 245 and 94 international equity funds, and each of the Income Funds was rated against 1,258, 687 and 293 fixed-income funds. Ten percent of the funds in each asset class receive five stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star.
                              3


MANAGERS BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 1997 (unaudited)
------------------------------------------------------------
---------------------------------------------------------
                                Principal
                                Amount       Value
------------------------------------------------------------
---------------------------------------------------------
CORPORATE DEBT SECURITIES - 58.7%
Banks and Finance - 4.2%
Bangkok Bank, Sub. Notes, 8.375%, 01/15/27 (a)$ 300,000
$ 286,854
Pan Pacific Industries, Notes, 0.000%**, 04/28/07 (a)
2,000,000                     905,800
U.S. West Capital Funding, Inc., 7.790%, 02/01/27250,000
252,550
                                      -------------
Total Banks and Finance                   1,445,204
                                      -------------
Convertible Bonds - 14.1%
Banpu Public Company Ltd., Euro-dollar,
  2.750%, 04/10/03            250,000       233,125
Burns Philp & Co., Euro-dollar, 5.500%, 04/30/041,100,000
946,000
Federal Realty Investment Trust, Euro-dollar,
  Sub. Notes, 5.250%, 10/28/031,280,000   1,142,400
Loxley Public Co., Euro-dollar, 2.500%, 04/04/01400,000
348,000
Meditrust, Deb., 7.500%, 03/01/01500,000+   546,875
Ogden Corp., Euro-dollar, Sub. Notes, 5.750%, 10/20/02
950,000                       881,125
Ogden Corp., Euro-dollar, Sub. Notes, 6.000%, 06/01/02
250,000                       233,750
Samsung Corp., Euro-dollar, 0.250%, 06/26/06250,000
251,250
Worldway Corp., Sub. Deb., 6.250%, 04/15/11 500,000
300,000
                                     --------------
Total Convertible Bonds                   4,882,525
                                     --------------
Industrials - 33.2%
Borden, Inc., Deb., 7.875%, 02/15/23650,000 590,388
Champion International Corp., Deb., 7.350%, 11/01/25
550,000                       519,958
Georgia Pacific Corp., Deb., 7.375%, 12/01/251,200,000
1,138,956
Kmart Corp., Series K-2, Pass-through Certificate,
  9.780%, 01/05/20            275,000       275,000
Mead Corp. Deb., 7.125%, 08/01/25200,000    184,478
NGC Corp. Capital Trust, 8.316%, 06/01/27 (a)250,000
258,525
Pioneer-Standard Electronics, Inc., Senior Notes,
  8.500%, 08/01/06            250,000       259,062
RJR Nabisco, Inc., Notes, 7.625%, 09/15/03  700,000
689,472
RJR Nabisco, Inc., Notes, 9.250%, 08/15/13  700,000
718,809
Seagate Technology, Inc., Deb., 7.875%, 03/01/17250,000
249,862
TCI Communications, Inc., Deb., 7.875%, 08/01/13125,000
122,044
TCI Communications, Inc., Deb., 7.875%, 02/15/261,600,000
1,537,600
Time Warner Entertainment L.P., Sr. Deb.,
  8.375%, 03/15/23            900,000       924,291
Time Warner, Inc., Deb., 8.050%, 01/15/16   500,000
506,715
USX Marathon Group, Deb., 8.125%, 07/15/231,200,000
1,229,544
Westinghouse Electric Corp., Deb., 7.875%, 09/01/23
1,350,000                   1,251,126
Westvaco Corp., Deb., 7.000%, 08/15/23      250,000
228,318
Woolworth Corp., Deb., 8.500%, 01/15/22     750,000
787,268
                                     --------------
Total Industrials                        11,471,416
                                     --------------
Real Estate - 2.2%
Camden Property Trust, Notes, 7.000%, 11/15/06250,000
241,177
Security Capital Industrial Trust, Notes, 8.650%, 05/15/16
500,000                       535,020
                                     --------------
Total Real Estate                           776,197
                                     --------------
Utilities - 5.0%
Boston Edison Co., Deb., 7.800%, 03/15/23   400,000
388,332
GGIB Funding Corp., System Energy Resources,
  7.430%, 01/15/11          1,392,906     1,350,185
                                     --------------
Total Utilities                           1,738,517
                                     --------------
Total Corporate Debt Securities (cost $19,978,287)
20,313,859
                                     --------------
FOREIGN GOVERNMENT/AGENCY OBLIGATIONS - 16.1%
British Columbia Province, Canada, Generic Residual,
  Deb., 0.000%**, 08/23/24 CAD 15,000,000$ 1,583,692
Government of Canada, Deb., 8.000%, 06/01/23 CAD500,000
410,768
Government of Canada, Principal Strip, Series JN21,
  06/01/21** CAD            1,500,000       207,900
Government of Poland, Bearer Past Due Interest
  Brady Bonds, Stepup, 4.000%*, 10/27/14 USD1,375,000
1,173,906
Government of Poland, Registered Past Due Interest
  Brady Bonds, Stepup, 4.000%*, 10/27/14 USD250,000
213,438
Manitoba Province, Canada, Bonds, 7.750%,
  12/22/25 CAD                350,000       276,809
Ontario Hydro, Series FV6, 8.900%, 08/18/22 CAD1,000,000
878,886
Republic of South Africa, 8.500%, 06/23/17 USD825,000
819,481
                                     ---------------
Total Foreign Government/Agency Obligations (cost
$4,927,344)                               5,564,880
                                     ---------------
FOREIGN CORPORATE OBLIGATIONS - 3.6%
MacMillan Bloedel Ltd., Deb., 7.700%, 02/15/26
  (cost $1,277,579) USD     1,350,000     1,257,565
                                     ---------------
U.S GOVERNMENT AND AGENCY OBLIGATIONS - 10.9%
College & University Facilities Loan Trust, Series 2,
  Class D, 4.000%, 06/01/18$1,000,000     $ 770,000
Federal National Mortgage Association REMIC
  Series 93-212, Class Z, 6.000%, 11/25/08  300,568
267,130
REMIC Series 94-30, Class JA, 5.000%, 08/15/232,000,000
1,686,240
U.S. Treasury Bonds, 0.000%**, 08/15/23   6,200,000
1,045,816
                                     ---------------
Total U.S. Government and Agency Obligations (cost
$3,972,071)                               3,769,186
                                     ---------------
------------------------------------------------------------
--------------------------------------------------
                               Shares
------------------------------------------------------------
--------------------------------------------------
Preferred Stocks - 6.3%
Aluminum Co. of America, 3.750% 8,125       512,383
BankAmerica Corp., Series B, Adjustable Rate 6.000%*   1,200
115,950
Citicorp, Series 2, Adjustable Rate 6.000%*  11,250
1,088,437
Connecticut Light & Power Co., Series 47, $2.006,655
149,738
Entergy Louisiana, Inc., 4.440%   226        14,916
Entergy New Orleans, Inc., 4.750% 482        32,927
Niagara Mohawk Power Corp., Series B,
  Adjustable Rate 7.525%*       4,200        91,612
Union Electric Co., 3.500%        100         5,125
West Pennsylvania Power Co., 4.500%200       13,400
Wisconsin Electric Power Co., 3.600%2,748   142,896
                                      -------------
Total Preferred Stocks (cost $1,997,540)
2,167,384
                                      -------------
SHORT-TERM INVESTMENTS - 3.1%
SSgA Money Market Fund (cost $1,074,069)  1,074,069
1,074,069
                                      -------------

Total Investments - 98.7% (cost $33,226,890)
34,146,943
Other Assets, less Liabilities - 1.3%
457,101
                                     --------------
Net Assets - 100.0%                     $34,604,044
                                     ---------------

Note: Based on the cost of investments of $33,226,890 for federal income tax purposes at June 30, 1997, the aggregate gross unrealized appreciation and depreciation of investments was $1,516,943 and $596,890, respectively, resulting in net unrealized appreciation of investments of $920,053.

* Stated rate is the last quarterly dividend rate annualized.
** Zero coupon security.
+ Some or all of these bonds, amounting to $472,687, or 1.4% of net assets, were out on loan to various brokers as of June 30, 1997.
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified buyers. At June 30, 1997, the value of theses securities amounted to $1,451,179, or 4.2% of net assets.

Abbreviations have been used throughout this portfolio to indicate amounts shown in currencies other than the U.S.
Dollar (USD):
CAD: Canadian Dollar

OTHER INFORMATION (UNAUDITED):
The composition of long-term debt holdings as a percentage
of the total value of investments is as follows:
                    S&P's/Moody's Ratings
              -------------------------------
                     Gov't/AAA   14%
                         AA       9
                         A        8
                        BBB      61
                         BB       7
                         B        1
                               ----
                                100%
                               ----

The accompanying notes are an integral part of these financial statements.



MANAGERS BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 1997 (unaudited)
------------------------------------------------------------
---------------------------------------------------------
                                Principal
                                Amount       Value
------------------------------------------------------------
---------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 39.0%
U.S. Treasury Notes - 31.6%
7.500%, 11/15/01            $ 530,000     $ 552,276
6.500%, 05/31/01              390,000       392,133
6.375%, 08/15/02              640,000       639,802
6.375%, 05/15/00            3,750,000     3,763,462
                                     --------------
Total U.S. Treasury Notes                 5,347,673
                                     --------------
U.S. Treasury Bonds - 5.2%
7.875%, 02/15/21              313,000       348,995
6.500%, 11/15/26              554,000       531,319
                                     ---------------
Total U.S. Treasury Bonds                   880,314
                                     ---------------
U.S. Treasury Note Principal Strip - 2.3%
0.000%, 05/15/04              594,000       382,079
                                     ---------------
Total U.S. Treasury Obligations (cost $6,568,507)
6,610,066
                                     ---------------
FOREIGN GOVERNMENT/AGENCY OBLIGATIONS - 35.1%
Australia - 1.1%
Australian Government, Series 1007, 10.000%,
  10/15/07 AUD                210,000       191,901
                                     --------------
Denmark - 5.3%
Kingdom of Denmark, 9.000%, 11/15/00 DKK  2,600,000
445,648
Kingdom of Denmark, 7.000%, 11/15/07 DKK  2,880,000
455,646
                                     ---------------
Total Denmark                               901,294
                                     ---------------
Canada - 2.4%
Government of Canada, Deb., 8.000%, 06/01/23 CAD492,000
404,195
                                     ---------------
Finland - 0.6%
Republic of Finland, Yankee, Deb., 9.625%, 04/01/28 USD
100,000                       106,273
                                     ---------------
Italy - 2.3%
Republic of Italy, 10.500%, 04/01/05 ITL100,000,000
71,400
Republic of Italy, 9.500%, 02/01/99 ITL 500,000,000
308,049
                                     ----------------
Total Italy                                 379,449
                                     ----------------
Norway - 2.0%
Kingdom of Norway, 6.750%, 01/15/07 NOK   2,400,000
345,959
                                     -----------------
Supra-National - 0.5%
African Development Bank, Yankee Sub. Notes,
  6.875%, 10/15/15 USD         80,000        77,132
                                     -----------------
Sweden - 5.8%
Kingdom of Sweden, Series 1037, 8.000%,
  08/15/07 SEK              2,500,000       355,245
Kingdom of Sweden, 6.500%, 10/25/06 SEK   4,900,000
629,712
                                     -----------------
Total Sweden                                984,957
                                     -----------------
United Kingdom - 15.1%
United Kingdom Treasury, 8.500%, 12/07/05 GBP354,000
641,836
United Kingdom Treasury, 8.000%, 09/27/13 GBP291,331
523,511
United Kingdom Treasury, 7.500%, 12/07/06 GBP805,000
1,382,025
                                     ------------------
Total United Kingdom                      2,547,372
                                     ------------------
Total Foreign Government/Agency Obligations (cost
$5,836,043)                               5,938,532

CORPORATE DEBT SECURITIES - 4.5%
Banks and Finance - 3.9%
American Re Corp., Series B, Senior Notes, 7.450%,
  12/15/26 USD                100,000        99,020
Associated Corp. of N.A., Senior Notes, 6.625%,
  05/15/01 USD                100,000        99,801
Bayerische Landesbank New York, Deposit Notes,
  6.800%, 9/28/01 USD          75,000        75,381
Bear Sterns Co., Senior Notes, 6.500%, 07/05/00 USD
100,000                        99,818
FNMA, Senior Notes., 6.500%, 07/10/02 AUD   180,000
135,549
Railcar Leasing LLC, Senior Notes, 7.125%,
  01/15/13 (a) USD             80,000        79,706
Toronto-Dominion Bank New York, Sub. Notes,
  Adjustable Rate 6.500%, 01/15/07 USD       75,000
74,064
                                     --------------
Total Banks and Finance                     663,339
                                     --------------
Utility - 0.6%
Cajun Electric Power, U.S. Government Guarantee,
  9.520%, 03/15/19 USD        100,000       106,819
                                     --------------
Total Corporate Debt Securities (cost $768,711)
770,158
                                     --------------
------------------------------------------------------------
--------------------------------------------------
                              Shares
------------------------------------------------------------
--------------------------------------------------
SHORT-TERM INVESTMENTS - 13.0%
Other Investment Companies - 9.6%
Calvert Cash Reserves Institutional Prime Fund610,685
610,685
Landmark Institutional Liquid Reserves      700,000
700,000
SSgA Money Market Fund        310,488       310,488
                                     --------------
Total Other Investment Companies          1,621,173
                                     --------------
Repurchase Agreement - 3.4%
State Street Bank & Trust Co., dated 06/30/97, due
 07/01/97, 5.000%, total to be received $571,079
 (secured by $595,000 FHLB 6.420%, due 11/18/99,
 market value $583,100), at cost571,000     571,000
                                     ---------------
Total Short-Term Investments (cost $2,192,173)
2,192,173
                                     ---------------
Total Investments - 91.6% (cost $15,365,434)
$15,510,929
Other Assets, less Liabilities - 8.4%
1,419,904
                                     ---------------
Net Assets - 100.0%                     $16,930,833
                                     ---------------

Note: Based on the cost of investments of $15,365,434 for federal income tax purposes at June 30, 1997, the aggregate gross unrealized appreciation and depreciation of investments was $246,205 and $100,710, respectively, resulting in net unrealized appreciation of investments of $145,495.

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified buyers. At June 30, 1997, the value of theses securities amounted to $79,706, or 0.5% of net assets.

Abbreviations have been used throughout this portfolio to indicate amounts shown in currencies other than the U.S.
Dollar (USD):
     AUD: Australian Dollar
     CAD: Canadian Dollar
     DKK: Danish Krone
     GBP: British Pound
     ITL: Italian Lira
     NOK: Norwegian Krone
     SEK: Swedish Krona

Investment Abbreviations:
FNMA: Federal National Mortgage Association
FHLB: Federal Home Loan Bank

The accompanying notes are an integral part of these financial statements.


THE MANAGERS FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 1997 (unaudited)

                                        MANAGERS
                                MANAGERS  GLOBAL
                                    BOND    BOND
                                    FUND    FUND
                      --------------------------------
ASSETS:
 Investments at value*       $33,072,874$13,318,756
 Short-term investments at cost and value1,074,069
2,192,173
 Cash                                  -     183
 Receivable for Fund shares sold  23,471   3,910
 Receivable for investments sold       -1,444,886
 Dividends, interest and other receivables594,241 247,187
 Unrealized gain on foreign currency contracts -  140,150
 Deferred organization expense         -   4,358
 Prepaid expenses                 10,978  11,364
                     -----------------------------------
    Total assets              34,775,63317,362,967
                     -----------------------------------
LIABILITIES:
 Payable for Fund shares repurchased103,33362,892
 Payable for investments purchased     - 235,457
 Unrealized loss on foreign currency contracts    30,451
 Payable for closed forward foreign currency contracts, net
-                                 48,205
 Accrued expenses:
  Investment advisory and management fees 17,457  9,363
  Administrative fees              6,983   2,675
  Other                           43,816  43,091
                     -----------------------------------
   Total liabilities             171,589 432,134
                     -----------------------------------
NET ASSETS                   $34,604,044$16,930,833
                     -----------------------------------
                     -----------------------------------
Shares outstanding             1,505,377 804,412
                     -----------------------------------
                     -----------------------------------
Net asset value, offering and redemption price per share
$22.99                            $21.05
                                -----------------
                                -----------------

NET ASSETS REPRESENT:
 Paid-in capital             $34,192,877$16,752,952
 Undistributed net investment income6,293545,742
 Accumulated net realized loss from investments and
  foreign currency transactions(515,179)(622,211)
 Net unrealized appreciation of investments and foreign currency contracts and translations920,053254,350

NET ASSETS                   $34,604,044$16,930,833
                         ------------------------------
                         ------------------------------
*Investments at cost          32,152,82113,173,261
                         ------------------------------



The accompanying notes are an integral part of these financial statements.



THE MANAGERS FUNDS
STATEMENTS OF OPERATIONS
For the six months ended June 30, 1997 (unaudited)
------------------------------------------------------------
------------------------------------------------------------
                                           Managers
                                  Manage    Global
                                    rs
                                   Bond      Bond
                                   Fund      Fund
                                  ------   --------
                                  ------   --------
                                       -          -
INVESTMENT INCOME:
Interest income                 $ 1,154,  $  532,427
                                     844
Dividend income                   71,804         --
Stock loan fees                      786         --
                                  ------   --------
                                  ------   --------
                                       -          -
                   Total          1,227,    532,427
investment income                    434
                                  ------   --------
                                  ------   --------
                                       -          -
EXPENSES:
Investment advisory and           100,45     55,555
management fees                        3
Administrative fees               40,181     15,873
Custodian fees                    16,810     18,003
Audit fees                        11,665     15,236
Transfer agent fees               14,419      8,643
Reports to shareholder            10,836      7,639
Registration fees                  9,799      9,599
Amortization of organization          --      1,247
expense
Miscellaneous expenses             6,425      3,505
                                  ------   --------
                                  ------   --------
                                       -          -
                   Total          210,58    135,300
expenses                               8
                                  ------   --------
                                  ------   --------
                                       -          -
Net investment income             1,016,    397,127
                                     846
                                  ------   --------
                                  ------   --------
                                       -          -
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain on investment   32,688     54,346
transactions
Net realized loss on foreign
currency
     contracts and translations   (5,618   (868,412
                                       )          )
Net realized loss on options          --    (4,428)
Net unrealized appreciation       254,31   (115,644
(depreciation) of  investments         6          )
Net unrealized appreciation
from
     foreign currency contracts      212    243,335
and  translations
                                  ------   --------
                                  ------   --------
                                       -          -
                       Net        281,59   (690,803
realized and unrealized                8          )
gain(loss)
                                  ------   --------
                                  ------   --------
                                       -          -
NET INCREASE (DECREASE) IN NET  $ 1,298,  $ (293,676
ASSETS RESULTING FROM                444          )
OPERATIONS
                                  ======   ========
                                      ==         ==

The accompanying notes are an integral part of these financial statements.


The Managers Funds
Statements of Changes in Nets Assets
------------------------------------------------------------
------------------------------------------------------------
--------

                              Managers       Global
                                Bond          Bond
                                Fund          Fund

                              For the                       For the
                             six months      For the       six months For the
                               ended                         ended
                              June 30,     year ended  June 30, 1997 year ended
                                1997
                             (unaudited   December 31,    (unaudited) December
                                 )            1996                    31, 1996

Increase (Decrease) in Net
Assets
From Operations:
Net investment income        $1,016,846     $1,767,973       $397,127 $911,546
Net realized gain (loss) on
investments
    and foreign currency         27,070        486,867     (818,494)  652,952
transactions
Net unrealized appreciation
(depreciation) of
    investments and foreign     254,528      (732,438)       127,691  (820,553)
currency translations

                Net increase
(decrease) in net assets
                              1,298,444      1,522,402   (293,676)      743,945
resulting from operations


Distributions to
Shareholders:
From net investment income   (1,037,046    (1,776,139)       ---    (678,250)
                                      )
From net realized gain on           ---            ---       ---    (308,091)
investments

                Total        (1,037,046    (1,776,139)       ---    (986,341)
distributions to                      )
shareholders

From Capital Share
Transactions:
Proceeds from sale of shares  8,650,973     17,350,976    4,562,317    9,371,671
Net asset value of shares
issued in connection
     with reinvestment of       931,002      1,450,259       ---      938,767
dividends
Cost of shares repurchased   (7,057,890   (13,105,056) (4,190,181)  (12,038,199
                                      )                                  )

               Net increase
(decrease) from
                    capital   2,524,085      5,696,179   372,136  (1,727,761)
share transactions

Total increase (decrease) in  2,785,483      5,442,442      78,460  (1,970,157)
net assets

Net Assets:
Beginning of period          31,818,561     26,376,119  16,852,373   18,822,530

End of period                $34,604,04    $31,818,561 $16,930,833  $16,852,373
                                      4


End of period undistributed
                                 $6,293        $26,493  $545,742     $148,615

Share Transactions:
Sale of shares                  381,303        779,223   219,653      433,754
Shares issued in connection
with reinvestment
     of dividends                41,251         65,848       ---       43,898
Shares repurchased            (310,802)      (591,669) (202,737)    (556,056)

                 Net            111,752        253,402    16,916     (78,404)
increase (decrease) in
shares


Managers Bond Fund
Financial Highlights
For a share of capital stock outstanding throughout each period

                         For the
                           six
                          months
                          ended
                           June      Year
                           30,       ende
                           1997        d
                                     Dece
                                     mber
                                      31,
                         (unaudi     1996  1995 1994  1993 1992
                           ted)                              *

Net Asset Value,           $22.83    $23.  $18.  $22.  $21.  $22.
Beginning of Period                    13   92    18   88    60

Income from Investment
Operations:
Net investment income        0.71    1.35  1.44  1.59  1.49  1.48
Net realized and
unrealized gain (loss)
on investments               0.17    (0.2  4.23  (3.1  0.98  0.23
                                       9)         6)

Total from investment        0.88    1.06  5.67  (1.5  2.47  1.71
operations                                        7)

Less Distributions to
Shareholders:
From net investment        (0.72)     (1.3  (1.4 (1.5  (1.5 (1.4
income                                6)    6)   5)    0)   8)
From net realized gain        ---     ---  ---  (0.1  (0.6  (0.9
on investments                                    4)   7)    5)

Total distributions to     (0.72)    (1.3  (1.4  (1.6  (2.1  (2.4
shareholders                           6)   6)    9)   7)    3)

Net Asset Value, End of    $22.99    $22.  $23.  $18.  $22.  $21.
Period                                 83   13    92   18    88


Total Return                3.96% (b  4.97  30.9  (7.2  11.5  7.88
                                 )      %   1%   5)%   6%     %


Ratio of net expenses       1.31% (a  1.36  1.34  1.20  1.15  0.93
to average net assets             )      %    %     %    %     %
Ratio of net investment
income to average
net assets                  6.33% (a  6.13  6.84  7.28  6.65  6.61
                                 )      %    %     %    %     %
Portfolio turnover             8% (b   72%  46%   84%  373%  292%
                                 )
Net assets at end of      $34,604    $31,  $26,  $30,  $44,  $39,
period (000's omitted)                819  376   760  038   117


(a) Annualized.
(b) Not annualized.
* Audited by prior
auditors.


Managers Global Bond
Fund
Financial Highlights
For a share of capital stock outstanding throughout each
period
                                               For the period
                    For the                    March 25, 1994
                   six months                  (commencement
                     ended
                    June 30,     Year                     of
                      1997       ended                operations
                                Decembe                  ) to
                                 r 31,
                   (unaudited    1996      1995   December 31,
                        )                             1994

Net Asset Value,       $21.40    $21.74    $19.         $20.00
Beginning of                                 10
Period

Income from
Investment
Operations:
Net investment           0.49      1.21    0.95           0.48
income
Net realized and
unrealized gain
(loss)
on investments         (0.84)    (0.27)    2.66         (0.77)

Total from             (0.35)      0.94    3.61         (0.29)
investment
operations

Less
Distributions to
Shareholders:
From net                  ---    (0.87)    (0.9         (0.50)
investment income                            3)
From net realized         ---    (0.41)     ---            ---
gain on
investments
In excess of net          ---       ---    (0.0         (0.11)
investment income                            4)

Total                     ---    (1.28)    (0.9         (0.61)
distributions to                             7)
shareholders

Net Asset Value,       $21.05    $21.40    $21.         $19.10
End of Period                                74


Total Return +        (1.64)% (c   4.39%    19.0        (1.52)% (
                             )               8%                c
                                                              )


Ratio of net            1.70% (b   1.57%    1.55          1.73% (
expenses to                   )                %                b
average net                                                    )
assets
Ratio of net
investment income
to average
net assets              5.00% (b   4.98%    5.07          4.19% (
                             )                %                b
                                                              )
Portfolio                131%      202%    214%           266% (
turnover                                                       c
                                                              )
Net assets at end     $16,931 (c $16,852    $18,         $9,520
of period (000's              )              823
omitted)


Expense Waiver
(a)

Ratio of total            N/A     1.60%    1.69          2.03% (
expenses to                                   %                b
average net                                                    )
assets
Ratio of net
investment income
to average
net assets                N/A     4.95%    4.93          3.89% (
                                              %                b
                                                              )


(a) Ratio information assuming no waiver of investment advisory and management fees and/or administrative fees in effect for the periods presented, if applicable. (See Note
2).
(b) Annualized.
(c) Not annualized.
+ The total return would have been lower had certain expenses not been reduced during the periods shown, if applicable.


Managers Bond Fund and Managers Global Bond Fund
Notes to Financial Statements
June 30, 1997 (unaudited)

(1) Summary of Significant Accounting Policies
The Managers Funds (the "Trust") is a no-load, open-end, management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. Currently the Trust is comprised of 10 investment series. Included in this report are Managers Bond Fund ("Bond") and Managers Global Bond Fund ("Global Bond"), collectively the "Funds."
The Funds' financial statements are prepared in accordance with generally accepted accounting principles, which require the use of management's estimates. The following is a summary of significant accounting policies followed by the
Funds:

(a) Valuation of Investments
Fixed income securities are valued based upon valuations furnished by independent pricing services that utilize matrix systems which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Equity securities traded on a domestic or international securities exchange are valued at the last quoted sales price, or, lacking any sales, on the basis of the last quoted bid price. Over-the-counter securities for which market quotations are readily avail-able are valued at the last quoted bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Board of Trustees.
Investments in certain mortgage-backed, stripped mortgage-backed, preferred stocks, convertible securities and other debt securities not traded on an organized market, are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities, various relationships between securities and yield to maturity in determining value.

(b) Security Transactions
Security transactions are accounted for as of trade date.
Gains and losses on securities sold are determined on the basis of identified cost.

(c) Investment Income and Expenses
Interest income is determined on the basis of interest accrued. Discounts and premiums are amortized using the effective interest method when required for Federal income tax purposes. Dividend income is recorded on the ex-dividend date. Other income and expenses are recorded on an accrual basis. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds in the Trust based upon their average net assets.

(d) Dividends and Distributions
Dividends resulting from net investment income normally will be declared monthly for Bond and quarterly for Global Bond. These dividends normally will be payable on the third to the last business day of the month. Distributions of capital gains, if any, will be made on an annual basis and when required for federal excise tax purposes. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, option transactions, market discount and foreign currency trans-actions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

(e) Organization Costs (Global Bond only)
Organization and registration related costs of $12,577 have been deferred and are being amortized over a period of time not to exceed 60 months from the commencement of operations on March 25, 1994.

(f) Repurchase Agreements
Each Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund's custodian or at the Federal Reserve Bank.
If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(g) Federal Taxes
Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no federal income or excise tax provision is included in the accompanying financial statements.

(h) Capital Loss Carryovers
As of June 30, 1997, Bond had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through December 31, 2003.
                        Capital Loss
Fund                       Amount        Expires
-------                -------------- -------------
Bond                      $323,175         2002
                          219,073          2003

(i) Capital Stock
The Trust's Declaration of Trust authorizes each series of the Trust the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded as of the ex-dividend date.
At June 30, 1997, one unaffiliated shareholder, which is an omnibus account, individually held greater than 12% of the outstanding shares of Bond.

(j) Foreign Currency Translation
The books and records of each Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies, (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts, and (3) gains and losses from the differ-ence between amounts of interest and dividends recorded and the amounts actually received.
In addition, the Funds do not isolate that portion of the results of operations resulting from changes in exchange rates from the fluctuations resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

(2) Agreements and Transactions with Affiliates
The Managers Funds, L.P. (the "Investment Manager") provides or oversees investment advisory and management services to the Funds under Management Agreements with each Fund. The Investment Manager selects portfolio manager(s) for each Fund (subject to Trustee approval), allocates assets among portfolio managers, if applicable, and monitors the portfolio managers' investment programs and results. Each Fund's investment portfolio is currently managed by a single portfolio manager who serves pursuant to a Portfolio Management Agreement with the Investment Manager and the Fund. Certain trustees and officers of the Funds are officers of the Investment Manager.
Investment advisory and management fees are paid directly by each Fund to The Managers Funds, L.P. based on each Fund's average daily net assets at the rates of 0.625% and 0.70% for Bond and Global Bond, respectively.
The Trust has adopted an Administrative and Shareholder Servicing Agreement. The Managers Funds, L.P. serves as each Fund's administrator (the "Administrator") and is responsible for all aspects of managing the Funds' operations, including administration and share-holder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds' shareholders.
For the six months ending June 30, 1997, Bond and Global Bond each paid a fee to the Administrator at the annual rates of 0.25% and 0.20%, respectively, of such Fund's average daily net assets.
An aggregate annual fee of $10,000 is paid to each outside Trustee for serving as a Trustee of the Trust. In addition, these Trustees receive meeting fees of $750 for each in-person meeting attended, and $200 for participation in any telephonic meetings. The Trustee fee expense shown in the financial statements represents each Fund's allocated portion of the total fees.

(3) Purchases and Sales of Securities
Portfolio purchases and sales of investments, excluding short-term securities, and of U.S. Government securities, for the six months ended June 30, 1997, were as follows:
------------------------------------------------------------
------------------------------------------------------------
--
                           U.S. Government Securities
       Long-term Securities                Only
 --------------------------------------------------------------
----
Fund           PurchasesSales       Purchases Sales
-------        ------------         -------   ------------
--------
Bond          $ 4,175,922 $ 2,474,024         -   $ 231,594
Global Bond18,227,12517,730,360     $7,398,426    4,035,633

(4) Portfolio Securities Loaned
Each of the Funds may participate in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral on all securities loaned except for government securities loaned is accepted only in cash. Collateral on government securities loaned is in the form of other similar securities. Collateral is maintained at a minimum level of 100% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is temporarily invested in money market investments by the custodian. Earnings of such temporary cash investments are divided between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

(5) Forward Foreign Currency Contracts
During the six months ended June 30, 1997, Global Bond invested in forward foreign currency exchange contracts to manage currency exposure. These investments may involve greater market risk than the amounts disclosed in the Funds' financial statements.
A forward foreign currency exchange contract is an agreement between a Fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of con-tracts having the same settlement date, amount and counterparty is realized on the date of offset, other-wise gain or loss is realized on settlement date.
The Funds may invest in non-U.S. dollar denominated instruments subject to limitations, and enter into forward foreign currency exchange contracts to facilitate transactions in foreign securities and to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Open forward foreign currency exchange and cross currency exchange contracts for Managers Global Bond Fund at June 30, 1997 were as follows:

                         Contract  Current   Unrealized
                      Amount (in Value    Gain (Loss)
                   local currency)(in U.S. Dollars)    (in
U.S. Dollars)
                 -------------------  --------------------
----------------------
All contracts expire August 19, 1997
Buy Contracts
 Deutsche Mark        3,638,908$2,094,101 $(28,061)
 Pound Sterling           3,457    5,749        117
 Japanese Yen       509,977,0714,482,136     46,094
             -----------------------------------------------
Total Buy Contracts            $6,581,986  $ 18,150
(Payable amount $6,563,836)    ==========   =======

Sell Contracts
 Canadian Dollar      1,231,121$ 891,503    $ (226)
 Deutsche Mark        3,151,7091,813,730     48,982
 Danish Krone         2,632,809  397,675     10,446
 Italian Lira       680,501,388  399,757      5,371
 Japanese Yen       173,175,7311,522,024     26,976
                               ------------------------
Total Sell Contracts           $2,319,456   $91,549
(Receivable amount $2,362,249)

(6) Risks Associated with Collateral Mortgage Obligations
("CMOs")
The net asset value of Bond may be sensitive to interest rate fluctuations because the Fund may hold several instruments, including CMOs and other derivatives, whose values can be significantly impacted by interest rate movements. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities.
Payments of principal and interest on the mortgage are passed through to the holder of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages.
Therefore, the investment in CMOs may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs may have a fixed or variable rate of interest.

(7) Options
The Funds may write covered put and covered call options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. During the six months ended June 30, 1997, Global Bond entered into the following options transactions as currency hedges:

                                   Principal
                                   Amount of
                                   Contracts  Premiums
                                ----------------------------
----
Outstanding, beginning of period       -         -
Options written                    $1,640,000 $ 5,822
Options expired                        -         -
Options exercised                 (1,640,000) (5,822)
                                ----------------------------
-----
Outstanding, end of period            $ -       $ -
                                   ====================
(8) Contingency Two lawsuits seeking class action status have been filed against Managers Intermediate Mortgage Fund, Managers Short Government Fund, the Investment Manager and the Trust, among other defendants. In both of these cases, the plaintiffs seek unspecified damages based upon losses alleged in the two funds named above. In the suit relating to Managers Short Government Fund, the court has preliminarily approved the parties' agreement to settle all claims by the purported class. However, the settlement is subject to certain conditions such as final court approval. For these and other reasons, there can be no assurance that the settlement will be consummated. In addition, a non-class action lawsuit based on similar allegations has been filed by a customer against certain of the defendants named in the class action lawsuits, as well as Managers Short and Intermediate Bond Fund. Certain other customers, who are potentially members of the plaintiff class in each of the two class action lawsuits referred to above, have asserted that they may file similar lawsuits based on similar claims, but have not done so. Management continues to believe that it has meritorious defenses and, if the cases are not settled, Management intends to defend vigorously against these actions.

Where Leading Money Managers Converge

Fund Distributor
The Managers Funds, L.P.
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203)857-5321 or (800)835-3879

Custodian
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

Legal Counsel
Shereff, Friedman, Hoffman & Goodman, LLP
919 Third Avenue
New York, New York 10022

Transfer Agent
Boston Financial Data Services, Inc.
attn: The Managers Funds
P.O. Box 8517
Boston, Massachusetts 02266-8517
(800)252-0682

The Managers Funds
Equity Funds:
INCOME EQUITY FUND
 Scudder, Stevens & Clark, Inc.
 Spare, Kaplan, Bischel & Associates

CAPITAL APPRECIATION FUND
 Essex Investment Management Company, Inc.
 Husic Capital Management

SPECIAL EQUITY FUND
 Liberty Investment Management
 Pilgrim Baxter & Associates
 Westport Asset Management, Inc.

INTERNATIONAL EQUITY FUND
 Scudder, Stevens & Clark, Inc.
 Lazard, Freres Asset Management Co.

Income Funds:
MONEY MARKET FUND
 J.P. Morgan

SHORT GOVERNMENT FUND
 Jennison Associates Capital Corp.

SHORT AND INTERMEDIATE BOND FUND
 Standish, Ayer & Wood, Inc.

INTERMEDIATE MORTGAGE FUND
 Jennison Associates Capital Corp.

BOND FUND.
 Loomis, Sayles & Company, Inc.

GLOBAL BOND FUND
 Rogge Global Partners

This report is prepared for the information of shareholders.
It is authorized for distribution to prospective investors only when preceded by an effective prospectus.